Exhibit 10.5

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of January 23, 2009, by and among CENTEX CORPORATION, a Nevada corporation (“Borrower”), each Lender (defined below) party hereto, and BANK OF AMERICA, N.A., as Administrative Agent.

R E C I T A L S

A.           Reference is hereby made to that certain Credit Agreement dated as of July 1, 2005, executed by Borrower, the Lenders party thereto, and Administrative Agent (as amended, the “Credit Agreement”).

B.           Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

C.           Borrower, Administrative Agent, and Lenders desire to modify certain provisions contained in the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Amendments to the Credit Agreement.

(a)           Recital A. is hereby amended to delete the reference to “, providing for, among other things, a revolving credit facility in the aggregate principal amount of up to $1,500,000,000” in its entirety.

(b)           Section 1.1 is hereby amended to add the following definitions in the appropriate alphabetical order:

Affected Lender means any Lender that has (a) failed to fund any portion of a Borrowing or its participations in Letters of Credit within three (3) Business Days of the date required to be funded by it hereunder, (b) notified Borrower, Administrative Agent, any L/C Issuer, or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement, (c) failed, within three (3) Business Days after request by Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Borrowings and participations in then outstanding Letters of Credit, (d) otherwise failed to pay to Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three (3) Business Days of the date when due, unless the subject of a good faith dispute, or (e) (i) become insolvent or has a parent company that has become or is insolvent or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment.

Fourth Amendment to Centex Credit Agreement

Consolidated Net Interest Expense means, for any period of determination, (a) Consolidated Interest Expense for such period minus (b) the interest income of the Restricted Companies, on a consolidated basis.

Daily Floating LIBOR Rate means, as of any date of determination, the per annum rate of interest equal to the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as selected by Administrative Agent from time to time) at approximately 11:00 a.m. London time on the date of determination for Dollar deposits being delivered in the London interbank market for a term of one month commencing on that day.  If such rate is not available at such time for any reason, then the rate for that interest period will be determined by such alternate method as reasonably selected by Administrative Agent.

Designated Lenders means Bank of America, N.A. and any other Lenders (other than an Affected Lender) selected from time to time by Borrower (subject to the approval of Administrative Agent, not to be unreasonably withheld), and Designated Lender means any of the Designated Lenders.

Fourth Amendment means the Fourth Amendment to Credit Agreement dated as of the Fourth Amendment Effective Date, executed by Borrower, Administrative Agent, and the other Lenders party thereto.

Fourth Amendment Effective Date means January 23, 2009.

Liquidity Reserve Account means a segregated account maintained by Borrower with any Designated Lender that is not the subject of any Lien (other than bankers’ Liens, rights of setoff and other similar Liens in favor of such Designated Lender) or other arrangement with any creditor to have their claim satisfied out of such assets prior to the general creditors of Borrower, into which account deposits shall be made as, and may be withdrawn only as, provided in Section 9.12(d).

Required Liquidity Reserve Deposit means an amount, determined as of the last day of a Coverage Test Failure Quarter (as defined in Section 9.12(d)(ii)) for the fiscal quarter ending on such date, equal to the result of (a) Consolidated Net Interest Expense for such fiscal quarter multiplied by (b) eight (8); provided that, in no event shall the Required Liquidity Reserve Deposit exceed the Total Commitment.

Fourth Amendment to Centex Credit Agreement

(c)           Section 1.1 is hereby amended to delete the chart contained in the definition of “Applicable Margin” in its entirety and replace such chart with the following:
Level	Moody’s Rating	S & P Rating	Fitch Rating	Applicable Margin for Prime Rate Borrowings	Applicable Margin for Eurodollar Borrowings	Applicable Margin for Facility Fees	Applicable Margin for Utilization Fees
1	Ba2 or higher	BB or higher	BB or higher	0.10%	2.60%	0.35%	0.2500%
2	Ba3	BB-	BB-	0.60%	3.10%	0.40%	0.2500%
3	B1	B+	B+	1.05%	3.55%	0.50%	0.2500%
4	B2	B	B	1.55%	4.05%	0.55%	0.2500%
5	B3 or lower or Not Rated	B- or lower or Not Rated	B- or lower or Not Rated	2.05%	4.55%	0.60%	0.2500%

(d)           Section 1.1 is hereby amended to delete the definition of “Borrowing Base Debt” in its entirety and replace such definition with the following:

Borrowing Base Debt means (a) all Consolidated Debt (and, for purposes of this definition, the Excess Cash (including, without limitation, all amounts on deposit in the Liquidity Reserve Accounts) component used in the calculation of Consolidated Debt shall be reduced by the amount of Total Principal Debt as of the date of determination that has not been Cash Collateralized in accordance with Section 2.6(a) (but in no event shall such Excess Cash component be less than zero)), minus (b) any Subordinated Debt of the Restricted Companies in an amount not to exceed $200,000,000, minus (c) any Non-Recourse Debt of the Restricted Companies.

(e)           Section 1.1 is hereby amended to delete the definition of “Consolidated Debt” in its entirety and replace such definition with the following:

Consolidated Debt means, as of any date of determination, (a) all Debt (other than (x) with respect to undrawn Performance Letters of Credit and (y) Contingent Obligations with respect to guaranties of undrawn Performance Letters of Credit of Persons other than Borrower or a Restricted Subsidiary) of the Restricted Companies, on a consolidated basis, minus (b) Excess Cash (including, without limitation, all amounts on deposit in the Liquidity Reserve Accounts, regardless of any restrictions herein on the Liquidity Reserve Accounts) not subject to any Liens or other restrictions not inherent in the particular investment or obligation, minus (c) the face amount of all undrawn financial letters of credit issued on behalf of the Restricted Companies (but only to the extent such letters of credit assure obligations that are fully indemnified pursuant to unconditional indemnity agreements or fully covered by third party insurance acceptable to Administrative Agent, provided by indemnitors or insurers, as applicable, acceptable to Administrative Agent, as to which such indemnitors or insurers, as applicable, do not

Fourth Amendment to Centex Credit Agreement

dispute liability for payment thereof); provided that, for purposes of Section 8.12, Consolidated Debt means, as of the date of determination, all Debt of the Restricted Companies, on a consolidated basis.

(f)           Section 1.1 is hereby amended to delete the definition of  “Cumulative Consolidated Net Income” in its entirety and replace such definition with the following:

Cumulative Consolidated Net Income means the sum of Quarterly Consolidated Net Income for the fiscal quarter ended March 31, 2009, and for each succeeding fiscal quarter during the term hereof.

(g)           Section 1.1 is hereby amended to delete the definition of “Lenders” in its entirety and replace such definition with the following:

Lenders means, on any date of determination, the financial institutions named on Schedule 2.1 (as the same may be amended from time to time by Administrative Agent to reflect assignments made in accordance with Section 13.13(b)), and subject to the terms and conditions of this Agreement, their respective successors and assigns.

(h)           Section 1.1 is hereby amended to delete the definition of “Letter of Credit Sublimit” in its entirety and replace such definition with the following:

Letter of Credit Sublimit means an amount equal to the Total Commitment.  The Letter of Credit Sublimit is part of, and not in addition to, the Total Commitment.

(i)           Section 1.1 is hereby amended to delete the definition of “Leverage Ratio” in its entirety and replace such definition with the following:

Leverage Ratio means, as of any date of determination thereof, the ratio of (a) the result of (i) Consolidated Debt outstanding on such date, minus (ii) Subordinated Debt outstanding on such date in an amount not to exceed $200,000,000, to (b) the sum of (i) Consolidated Debt outstanding on such date, plus (ii) Consolidated Tangible Net Worth as of such date, determined in accordance with GAAP.

(j)           Section 1.1 is hereby amended to delete the definition of  “Prime Rate” in its entirety and replace such definition with the following:

Prime Rate means, for any day, a fluctuating rate per annum equal to the highest of (a) the sum of (i) the Federal Funds Rate plus (ii) one half of one percent (0.50%), (b) the sum of (i) the Daily Floating Libor Rate plus (ii) two and one half percent (2.50%), and (c) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate.”  The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.  Any change in the prime rate announced by Bank of America, the Federal Funds Rate, or the Daily Floating Libor Rate shall take effect at the opening of business on the day specified in the public announcement of such change.

(k)           Section 1.1 is hereby amended to delete the definition of “Total Commitment” in its entirety and replace such definition with the following:

Fourth Amendment to Centex Credit Agreement

Total Commitment means, on any date of determination, the sum of all Commitments for all Lenders (as the same may have been reduced, increased, or canceled in accordance with this Agreement) then in effect, which sum shall not exceed $500,000,000.

(l)           Section 1.1 is hereby amended to delete the definitions of “Increasing Lender,” “Maximum Leverage Ratio,” and “Subsequent Lender” in their entirety.

(m)           Section 2.2(b) is hereby deleted in its entirety and replaced with the following:

(b)           Intentionally Deleted.

(n)           Section 2.3 is hereby deleted in its entirety and replaced with the following:

Section 2.3 Termination or Reduction of Commitment.

(a)           Voluntary.  Without premium or penalty, and upon giving not less than ten (10) Business Days prior written and irrevocable notice to Administrative Agent, Borrower may permanently terminate in whole or in part the Total Commitment; provided that: (i) each partial termination shall be in the amount of $5,000,000 or a greater integral multiple of $1,000,000; (ii) the amount of the Total Commitment may not be reduced below the Total Outstandings; and (iii) each reduction shall be allocated Pro Rata among Lenders in accordance with their respective Pro Rata Parts.  Promptly after receipt of such notice of termination or reduction, Administrative Agent shall notify each Lender of the proposed termination or reduction.  Such termination or partial reduction of the Total Commitment shall be effective on the Business Day specified in Borrower’s notice (which date must be at least ten (10) Business Days after Borrower’s delivery of such notice).  In the event that the Total Commitment is reduced to zero and there is no outstanding Principal Debt or L/C Obligations, this Agreement shall be terminated to the extent specified in Section 13.14, and all facility fees and other fees then earned and unpaid hereunder and all other amounts of the Obligation then due and owing shall be immediately due and payable, without notice or demand by any Credit Party.

(b)           Mandatory.  On the Fourth Amendment Effective Date, the Total Commitment shall be reduced by $850,000,000 such that, immediately after giving effect to such reduction, the Total Commitment is $500,000,000.  Each such reduction shall be allocated Pro Rata among Lenders in accordance with their respective Pro Rata Parts.

(o)           Section 2.5(k) is hereby deleted in its entirety and replaced with the following:

(k)           Intentionally Deleted.

(p)           The following new Section 2.6 is added to the Credit Agreement:

Section 2.6  Affected Lenders.

Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes an Affected Lender, then the following provisions shall apply for so long as such Lender is an Affected Lender:

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(a)           If any L/C Obligations exist at the time a Lender is an Affected Lender, Borrower shall, within one (1) Business Day of delivery of written notice by Administrative Agent, Cash Collateralize the amount of the Affected Lender’s Pro Rata Part of the L/C Obligations.  If Borrower is required to provide an amount of cash collateral pursuant to this Section 2.6(a), such cash collateral shall be released from the Lien granted to Administrative Agent for the benefit of Lenders and promptly returned to Borrower from time to time to the extent the amount deposited shall exceed the Affected Lender’s Pro Rata Part of the L/C Obligations or if such Lender ceases to be an Affected Lender;

(b)           no L/C Issuer shall be required to issue, extend, or increase any Letter of Credit unless cash collateral has been provided by Borrower in accordance with Section 2.6(a);

(c)           if Borrower is required to Cash Collateralize the amount of an Affected Lender’s Pro Rata Part of the L/C Obligations pursuant to Section 2.6(a), Borrower may, by written notice to Administrative Agent, at Borrower’s sole expense and effort, request such Affected Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 13.13), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations, provided that an Affected Lender shall not be required to make any such assignment or delegation; and

(d)           notwithstanding the provisions of Sections 2.6(a) and (b), if within one (1) Business Day following Borrower’s receipt of Administrative Agent’s notice under Section 2.6(a) Borrower has, by written notice to Administrative Agent, advised Administrative Agent that Borrower intends to effect the assignment by such Affected Lender pursuant to Section 2.6(c), the date by which Borrower shall be required to comply with the provisions of Sections 2.6(a) and (b) shall be extended to the forty-fifth (45th) day after the date of Administrative Agent’s notice; provided, however, that, such extension shall not extend the date by which Borrower is obligated to Cash Collateralize the Letters of Credit pursuant to Section 2.5(i), 3.2(b)(ii), 11.1(a) or 11.1(b).

(q)           Section 8.3(a)(iii) is hereby deleted in its entirety and replaced with the following:

(iii)           a Compliance Certificate with respect to such Financial Statements and, if the Interest Coverage Test (as defined in Section 9.12(d)(i)) is not satisfied as of such date, (A) a calculation of the Required Liquidity Reserve Deposit, (B) calculations demonstrating compliance with the terms of Section 9.12(d)(ii), and (C) a listing of each Liquidity Reserve Account and the amount on deposit therein.

(r)           Section 8.3(b)(ii) is hereby deleted in its entirety and replaced with the following:

(ii)           a Compliance Certificate with respect to such Financial Statements and, if the Interest Coverage Test (as defined in Section 9.12(d)(i)) is not satisfied as of such date, (A) a calculation of the Required Liquidity Reserve Deposit, (B) calculations demonstrating compliance with the terms of Section 9.12(d)(ii), and (C) a listing of each Liquidity Reserve Account and the amount on deposit therein.

(s)           Section 9.12 is hereby deleted in its entirety and replaced with the following:

Fourth Amendment to Centex Credit Agreement

9.12           Financial Covenants.

(a)           Leverage Ratio.  Borrower shall not permit the Leverage Ratio (expressed as a percent), as of the last day of any fiscal quarter of Borrower, to be greater than sixty-five percent (65%).

(b)           Minimum Tangible Net Worth.  Borrower shall not permit Consolidated Tangible Net Worth, as of the last day of any fiscal quarter of Borrower, commencing with the fiscal quarter ending March 31, 2009, to be less than (a) (i) if the Total Commitment exceeds $350,000,000, then $650,000,000 or (ii) if the Total Commitment has been permanently reduced to $350,000,000 or less, then $500,000,000, plus (b) fifty percent (50%) of the amount of Net Proceeds from any Equity Issuance subsequent to December 31, 2008, plus (c) fifty percent (50%) of Cumulative Consolidated Net Income (excluding the effect of any decrease in any Deferred Tax Valuation Allowance), plus (d) the amount of all reductions or reversals of any Deferred Tax Valuation Allowances since December 31, 2008 through the date of determination.

(c)           Borrowing Base.  At any time that Borrower does not have an Investment Grade Rating, Borrower shall not permit the sum of the aggregate outstanding amount of all Borrowing Base Debt to exceed the sum of the Borrowing Base; provided however, that it shall not be an Event of Default or Potential Default under this Section 9.12(c) if, Borrower shall either, (A) within two (2) Business Days of the date of determination that Borrower is not in compliance with this Section 9.12(c), make a prepayment of the Total Principal Debt in such amount as is necessary to cause Borrower to be in compliance with the limitations of this Section 9.12(c), or (B) so long as no Principal Debt is outstanding, within thirty (30) days of such date of determination, cause Borrower to otherwise be in compliance with the limitations of this Section 9.12(c).

(d)           Interest Coverage Ratio and Liquidity Reserve.

(i)           Borrower shall not permit the Interest Coverage Ratio, as of the last day of any fiscal quarter of Borrower, to be less than 2.0 to 1.0 (the “Interest Coverage Test”), subject to the provisions of Sections 9.12(d)(ii) and (v) below.

(ii)           If at the end of any fiscal quarter, Borrower shall fail to satisfy the Interest Coverage Test (each such fiscal quarter, a “Coverage Test Failure Quarter”), Borrower shall, not later than (x) for the fiscal quarter ended December 31, 2008, the Fourth Amendment Effective Date and (y) for all other fiscal quarters, the date that the Compliance Certificate for such quarter is required to be delivered to Administrative Agent pursuant to Section 8.3 (each such date a “Liquidity Compliance Date”), deposit in one or more Liquidity Reserve Accounts with one or more of the Designated Lenders (as selected by Borrower) an amount such that the aggregate amount held in all Liquidity Reserve Accounts equals or exceeds the Required Liquidity Reserve Deposit determined as of the last day of such Coverage Test Failure Quarter.  Amounts deposited in Liquidity Reserve Accounts shall be maintained in and may not be withdrawn from such Liquidity Reserve Accounts except as provided in Sections 9.12(d)(iii) or (iv).  If at any time it is determined that any Financial Statements or Compliance Certificate furnished by Borrower contained an error that resulted in the stated amount of the Required Liquidity Reserve Deposit for the most recent Coverage Test Failure Quarter being less than the correct amount thereof, Borrower shall promptly deliver to Administrative Agent corrected Financial Statements and a corrected Compliance Certificate and promptly

Fourth Amendment to Centex Credit Agreement

 deposit in the Liquidity Reserve Accounts the amount by which the corrected Required Liquidity Reserve Deposit exceeds the actual amount in the Liquidity Reserve Accounts.

(iii)           If as of the last day of a Coverage Test Failure Quarter, the aggregate amount held in all Liquidity Reserve Accounts exceeds the Required Liquidity Reserve Deposit determined for such fiscal quarter and Borrower shall have furnished the Financial Statements and Compliance Certificate required to be furnished under Section 8.3 with respect to such fiscal quarter evidencing the same and provided no Potential Default or Event of Default has occurred and is continuing, Borrower may at any time prior to the Liquidity Compliance Date for the fiscal quarter next succeeding such Coverage Test Failure Quarter, withdraw from the Liquidity Reserve Accounts an aggregate amount equal to such excess. If Borrower shall satisfy the Interest Coverage Test as of the last day of any fiscal quarter and shall have furnished the Financial Statements and Compliance Certificate required to be furnished under Section 8.3 with respect to such fiscal quarter evidencing the same and provided no Potential Default or Event of Default has occurred and is continuing, Borrower may withdraw any and all funds from the Liquidity Reserve Accounts and shall not thereafter be required to maintain any Liquidity Reserve Accounts unless and until thereafter required pursuant to the provisions of Section 9.12(d)(ii) above.

(iv)           If at any time any Designated Lender ceases to be a Lender under this Agreement or becomes an Affected Lender, all funds held by such Designated Lender in a Liquidity Reserve Account shall be promptly transferred to another Liquidity Reserve Account held by another Designated Lender (as designated by Borrower or, in the absence of such designation, as designated by Administrative Agent).

(v)           Borrower’s satisfaction of the Interest Coverage Test shall be measured on a quarterly basis based on the Financial Statements delivered to Administrative Agent pursuant to Section 8.3.  Notwithstanding anything to the contrary contained herein, a failure to satisfy the Interest Coverage Test alone shall not constitute a Potential Default or an Event of Default unless the Required Liquidity Reserve Deposit is not made and maintained as herein required.

(t)           Schedule 2.1 is hereby deleted in its entirety and replaced with Revised Schedule 2.1 attached hereto.

2.           Waiver.

(a)           Borrower has advised Administrative Agent that Borrower may not be in compliance with the Minimum Tangible Net Worth covenant as set forth in Section 9.12(b) of the Credit Agreement (as in effect prior to this Amendment) solely for the fiscal quarter ended December 31, 2008 (the “Net Worth Covenant Violation”).  As a result, Borrower has requested that Lenders waive any Potential Default or Event of Default arising solely as a result of the Net Worth Covenant Violation.

(b)           Each Lender that executes this Amendment (“Waiving Lenders”) hereby waives the existence of the Net Worth Covenant Violation, and any Potential Default or Event of Default created solely thereby.

The waiver hereby granted by Waiving Lenders under this Section 2 does not (i) constitute a waiver or modification of any other terms or provisions set forth in the Credit Agreement or any other Loan Document and shall not impair any right that any Credit Party may now or hereafter have under or in

Fourth Amendment to Centex Credit Agreement

connection with the Credit Agreement or any other Loan Document, (ii) impair any Credit Party’s rights to insist upon strict compliance with the Credit Agreement, as amended or otherwise modified hereby, or the other Loan Documents, and (iii) does not extend to any other Loan Document.  The Loan Documents continue to bind and inure to Borrower and the Credit Parties and their respective successors and permitted assigns.

3.           Amendments to Credit Agreement and Other Loan Documents.

(a)           All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement as modified and amended by this Amendment, and as may, from time to time, be further modified, amended, restated, extended, renewed, and/or increased.

(b)           Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

4.           Ratifications.  Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties and assurances, granted, conveyed, or assigned to the Credit Parties under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee and assure full payment and performance of the present and future Obligation, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as Administrative Agent may reasonably request in order to create, preserve and protect those guaranties and assurances.

5.           Representations.  Borrower represents and warrants to Lenders that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by Borrower; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance of this Amendment by Borrower other than the reporting and filing of this Amendment pursuant to Legal Requirements; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon Borrower and are enforceable against Borrower in accordance with their respective terms, except as limited by Debtor Relief Laws and general principles of equity; (d) the execution, delivery, and performance by Borrower of this Amendment do not require the consent of any Person that has not been obtained and do not and will not constitute a violation of any Legal Requirements or material agreements to which Borrower or any of its Subsidiaries is a party or by which Borrower or any of its Subsidiaries is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) after giving effect to this Amendment, no Potential Default or Event of Default exists.

6.           Conditions.  This Amendment shall not be effective unless and until:

(a)           this Amendment is executed by Borrower, Administrative Agent, and Required Lenders;

(b)           the representations and warranties in this Amendment are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement;

(c)           after giving effect to this Amendment, no Potential Default or Event of Default exists;

Fourth Amendment to Centex Credit Agreement

(d)           Administrative Agent receives a certificate executed by Responsible Officer of Borrower certifying (i) the name of each of its officers who are authorized to sign this Amendment and the other documents executed in connection herewith, (ii) a true and correct copy of the resolutions of Borrower that authorize the execution, delivery, and performance of this Amendment and the other documents executed in connection herewith, and (iii) copies of the articles or certificate of incorporation, bylaws, and other Constituent Documents of Borrower, that the same have not been amended since the date specified therein, and that the same are still in effect;

(e)           Borrower shall have deposited into one or more Liquidity Reserve Accounts an amount at least equal to the Required Liquidity Reserve Deposit, if any, determined as of the last day of the fiscal quarter ended December 31, 2008 and shall have furnished to Administrative Agent a certificate confirming the same and identifying the amounts on deposit in each Liquidity Reserve Account; and

(f)           Borrower shall have paid Administrative Agent all fees required to be paid by Borrower under the Loan Documents and the fee letter dated December 23, 2008, executed by Borrower, Bank of America, N.A., and Banc of America Securities LLC.

7.           Continued Effect.  Except to the extent amended hereby or by any documents executed in connection herewith, all terms, provisions, and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

8.           Miscellaneous.  Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment shall be construed -- and its performance enforced -- under Texas law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

9.           Parties. This Amendment binds and inures to each of the parties hereto and their respective successors and permitted assigns.

10.           RELEASE.  BORROWER HEREBY ACKNOWLEDGES THAT THE OBLIGATIONS ARE ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF RESCISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ANY CREDIT PARTY.  BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES EACH CREDIT PARTY AND ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR

Fourth Amendment to Centex Credit Agreement

REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

11.           Entireties.  The Credit Agreement and the other Loan Documents, as amended by this Amendment, represent the final agreement between the parties about the subject matter of the Credit Agreement and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.  There are no unwritten oral agreements between the parties.

[Remainder of Page Intentionally Left Blank; Signature Pages to Follow.]

Fourth Amendment to Centex Credit Agreement

EXECUTED as of the first date written above.

CENTEX CORPORATION,
as Borrower

By:	/s/ Gail M. Peck
	Name:	Gail M. Peck
	Title:	VP & Treasurer

Signature Page to Fourth Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

BANK OF AMERICA, N.A.,
as Administrative Agent, an L/C/ Issuer, and as a Lender

By:	/s/ Eyal Namordi
	Name:	Eyal Namordi
	Title:	Senior Vice President

Signature Page to Fourth Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

JPMORGAN CHASE BANK, N.A.,
as Co-Syndication Agent, as an L/C issuer, and as a Lender

By:	/s/ Brian McDougal
	Name:	Brian McDougal
	Title:	Vice President

Signature Page to Fourth Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

THE ROYAL BANK OF SCOTLAND PLC,
as Co-Syndication Agent and as a Lender

By:	/s/ William McGinty
	Name:	William McGinty
	Title:	Senior Vice President

Signature Page to Fourth Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

CITICORP NORTH AMERICA, INC.,
as Co-Documentation Agent and as a Lender

By:	/s/ Marni McManus
	Name:	Marni McManus
	Title:	Director

Signature Page to Fourth Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

BNP PARIBAS,
as Senior Managing Agent, as an L/C/ Issuer, and as a Lender

By:	/s/ Duane Helkowski
	Name:	Duane Helkowski
	Title:	Managing Director

By:	/s/ Melissa Balley
	Name:	Melissa Balley
	Title:	Vice President

Signature Page to Fourth Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

CALYON NEW YORK BRANCH,
as Senior Managing Agent and as a Lender

By:	/s/ Robert Smith
	Name:	Robert Smith
	Title:	Managing Director

By:	/s/ David Cagle
	Name:	David Cagle
	Title:	Managing Director

Signature Page to Fourth Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

SUNTRUST BANK,
as Managing Agent, as an L/C/ Issuer, and as a Lender

By:	/s/ Kip Hurd
	Name:	Kip Hurd
	Title:	Director

Signature Page to Fourth Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

THE BANK OF TOYKO-MITSUBISHI UFJ, LTD.,
as Senior Managing Agent and as a Lender

By:	/s/ David Noda
	Name:	David Noda
	Title:	VP & Manager

Signature Page to Fourth Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

LLOYDS TSB BANK PLC,
as Managing Agent and as a Lender

By:	/s/ Susanne Hughes
	Name:	Susanne Hughes
	Title:	Assistant Vice President

By:	/s/ Nicholas J. Bruce
	Name:	Nicholas J. Bruce
	Title:	Vice President & Manager

Signature Page to Fourth Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

BARCLAYS BANK PLC,
as Senior Managing Agent and a Lender

By:	/s/ Nicholas A. Bell
	Name:	Nicholas A. Bell
	Title:	Director

Signature Page to Fourth Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Douglas G. Paul
	Name:	Douglas G. Paul
	Title:	Senior Vice President

Signature Page to Fourth Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

UBS LOAN FINANCE LLC,
as a Lender

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

Signature Page to Fourth Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

CITY NATIONAL BANK, a national banking
association, as a Lender

By:	/s/ Xavier Barrera
	Name:	Xavier Barrera
	Title:	Vice President

Signature Page to Fourth Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

THE NORTHERN TRUST COMPANY,
as a Lender

By:	/s/ Morgan Lyons
	Name:	Morgan Lyons
	Title:	Vice President

Signature Page to Fourth Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

US BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Timothy M. Hill
	Name:	Timothy M. Hill
	Title:	Banking Officer

Signature Page to Fourth Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

UNICREDIT, formerly known as
Banca Di Roma – New York Branch,
as a Lender

By:	/s/ Luca Balestra
	Name:	Luca Balestra
	Title:	First Vice President

By:	/s/ Elaine Tung
	Name:	Elaine Tung
	Title:	Director

Signature Page to Fourth Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

COMPASS BANK,
as a Lender

By:	/s/ Stephanie Cox
	Name:	Stephanie Cox
	Title:	Vice President

Signature Page to Fourth Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

MERRILL LYNCH BANK USA,
as a Lender

By:	/s/ Louis Alder
	Name:	Louis Alder
	Title:	First Vice President

Signature Page to Fourth Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

NATIXIS, NEW YORK BRANCH (fka NATEXIS
BANQUES POPULAIRES,
as a Lender

By:	/s/ Marie-Edith Dugény
	Name:	Marie-Edith Dugény
	Title:	Managing Director

By:	/s/ Timothée Delpont
	Name:	Timothée Delpont
	Title:	Associate

Signature Page to Fourth Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

FIRST HAWAIIAN BANK,
as a Lender

By:	/s/ George Leong
	Name:	George Leong
	Title:	Vice President

Signature Page to Fourth Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

FIFTH THIRD BANK,
as a Lender

By:	/s/ Mike Mendenhall
	Name:	Mike Mendenhall
	Title:	Vice President

Signature Page to Fourth Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

SOCIETE GENERALE,
as a Lender

By:	/s/ Milissa A. Goeden
	Name:	Milissa A. Goeden
	Title:	Director

Signature Page to Fourth Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Virgil Hogan
	Name:	Virgil Hogan
	Title:	Vice President

Signature Page to Fourth Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

REVISED SCHEDULE 2.1

COMMITMENTS
AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$55,155,875.24	11.031175062%
JPMorgan Chase Bank, N.A.	$58,752,997.60	11.750599520%
Royal Bank of Scotland plc	$44,364,508.40	8.872901679%
Citicorp North America, Inc.	$44,364,508.40	8.872901679%
BNP Paribas	$25,779,376.50	5.155875300%
Calyon New York Branch	$29,376,498.80	5.875299760%
The Bank of Tokyo-Mitsubishi, Ltd.	$29,376,498.80	5.875299760%
Barclays Bank plc	$29,376,498.80	5.875299760%
Suntrust Bank	$21,582,733.81	4.316546762%
Lloyds TSB Bank, plc	$21,582,733.81	4.316546762%
Wachovia Bank, National Association	$21,582,733.81	4.316546762%
Comerica Bank	$17,985,611.51	3.597122302%
PNC Bank, National Association	$11,990,407.68	2.398081535%
UBS Loan Finance LLC	$11,990,407.68	2.398081535%
Merrill Lynch Bank USA	$11,990,407.68	2.398081535%
City National Bank	$7,194,244.61	1.438848921%
The Northern Trust Company	$7,194,244.61	1.438848921%
US Bank National Association	$7,194,244.61	1.438848921%
UniCredit Banca di Roma	$5,995,203.84	1.199040767%
Compass Bank	$7,194,244.61	1.438848921%
Fifth Third Bank	$5,995,203.84	1.199040767%
Natexis Banques Populaires	$8,393,285.37	1.678657074%
Societe Generale	$5,995,203.84	1.199040767%
First Hawaiian Bank	$3,597,122.31	0.719424461%
Keybank National Association	$5,995,203.84	1.199040767%
Total	$500,000,000	100.000000000%

Revised Schedule 2.1 to Centex Fourth Amendment